Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, David Karp, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

1.

the quarterly report on Form 10-Q of CounterPath Corporation for the period ended October 31, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of CounterPath Corporation.

December 12, 2018	/s/ David Karp
David Karp
Interim Chief Executive Officer, Chief Financial Officer,
Treasurer and Secretary
(Principal Executive Officer, Principal Financial Officer
and Principal Accounting Officer)